UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

  FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 10, 2012

 CHINA EDUCATION TECHNOLOGY, INC.

(Exact Name of Registrant as Specified in Charter)

NEVADA

(State or other jurisdiction of incorporation or organization)

000-52407 (Commission File Number)	94-3251254 (IRS Employer Identification Number)

123 WEST NYE LN STE 129

CARSON CITY

NV 89706

(Address of principal executive offices)

(8620) 6108-8998 - Tel

(Issuer's telephone number)

 Greentree Financial Group, Inc.

7951 S.W. 6th Street, Suite 216

Plantation, Florida 33324

(954) 424-2345 Office

(954) 424-2230 Fax

This Current Report on Form 8-K is filed by China Education Technology Inc., a Nevada corporation, in connection with the items described below.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 2.04 Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance
Item 5.01 Changes in Control of Registrant
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 5.07 Submission of Matters to a Vote of Security Holders.
Item 9.01 Financial Statements and Exhibits

(1)

Item 2.04 Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance

Sheet Arrangement.

On March 4, 2008, the Registrant executed a Plan of Exchange (the “Agreement”) between and among the Registrant, ADDE EDUCATION HLDS LTD., a corporation organized and existing under the laws of Hong Kong Special Administrative Region of People’s Republic of China (“ADDE”), the shareholders of ADDE (the “ADDE Shareholders”) and the Majority Shareholder of the Registrant (the “CEDT Shareholders”).  The Plan of Exchange is hereby incorporated by reference from the Form 8-K filed with the Commission on March 11, 2008.

On March 4th, 2008 the Registrant, ADDE, and Mr. Guoqiang Zhan entered into the Agreement pursuant to which the Registrant agreed to acquire from ADDE one hundred percent (100%) of all of the capital stock of ADDE (the “ADDE Share Capital”), in exchange for an issuance by the Registrant of 20,000,000 new shares of Common Stock and 1,350,000 new shares of Preferred Stock (1:50) of the Registrant to ADDE.  In addition, ADDE and/or the ADDE Shareholders would acquire 632,253 shares of Common Stock from Mr. Zhan in exchange for a cash payment by ADDE and/or the ADDE Shareholders of an amount equal to $260,000 to Mr. Zhan and a promissory note (the “Note”) payable to Mr. Zhan by ADDE and/or the ADDE Shareholders in an amount equal to $260,000 which was guaranteed by the Registrant and collateralized by 10,000,000 shares of stock issued out of treasury and pledged by the majority holders of the Registrant.

The Series 2008 secured Note Due March 4th, 2009 for the principle amount of Two Hundred Sixty thousand dollars ($260,000), evidencing the loan used to purchase a controlling position in the Registrant, was duly authorized and became payable and due not later than March 4, 2009 (“Maturity Date”), in an aggregate face amount of Two Hundred Sixty Thousand dollar ($260,000).

Simultaneous to the Note, the parties had executed a Stock Pledge Agreement dated as of the March 4th 2008 by and among Mr. Zhan Guoqiang (the “Secured Party”), and Ms.Yan Changping (the “Pledgor”), the Pledgor had agreed to pledge certain securities to secure performance of the Registrant’s obligations under the Note consisting of securities, issued by China education Technology, Inc., (F/K/A Envirosafe Corporation) equal to a controlling interest in the Registrant. The Pledgor further agreed to maintain the value of the collateral shares together with any additions, replacements, accessions or substitutes therefor or proceeds thereof for the benefit of the Secured Party.

Around March 2009 it became clear that the Registrant would not be able to meet its obligations under the Note, but the parties agreed to continue with good faith negotiations to work out a new payment schedule. During the course of the negotiations, additional collateral was sent by the Pledgor to the Secured Party consisting of 2,500,000 shares of Common Stock and 658,000 shares of Preferred Stock in order to encourage continued discussion and provide additional comfort to the Secured Party.

Regrettably, in 2011 the good faith negotiations for repayment of the Note broke off and the parties ended all communication without any mutual agreement or resolution on the matter. After attempting to contact the Registrant for several months without any response, Mr. Zhan has decided to foreclose on the preferred and common shares held as collateral pursuant to the Stock Pledge Agreement resulting in a change of control of the Registrant.

(2)

Item 5.01 Changes in Control of Registrant

The above mentioned foreclosure on 658,000 shares of preferred stock and 2,500,000 shares of common stock now held by Mr. Zhan constitutes a change of control of the Registrant based on 70,267,798 shares of voting stock fully diluted. Beneficial ownership percentages and information about Mr. Zhan is set forth in Item 5.02 and Item 5.07 below.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On February 10, 2012 the majority shareholder of the company, Mr. Guoqiang Zhan approved the immediate resignation and removal of all Officers of the Registrant, effective immediately, and the resignation and removal of all Directors of the Registrant effective on the tenth day following our mailing of the Information Statement to our stockholders, which will be mailed on or about February 20, 2012. The removal of all of the Officers and Directors of the Registrant was in connection with the foreclosure on the collateral shares mentioned above.

On the same date, Mr. Guoqiang Zhan approved his own appointment as President, Treasurer, Secretary and Principle Financial Officer of the Registrant effective immediately and approved his appointment to the position of Chairman and sole Director of the Registrant effective on the tenth day following our mailing of the Information Statement to our stockholders.

Zhan, Guo Qiang – Chairman and Sole Director, President, Treasurer, Secretary and Principal Financial Officer

Mr. Zhan had served previously as our President and Chief Executive Officer. Mr. Zhan has been working in managerial positions in the areas of marketing, administration, and live performance planning. In 2005, Mr. Zhan successfully organized a Gala Charity Dinner Show, “Concert 2005—Supporting Beijing Olympics Construction,” in the China Hotel, a five-star Marriott alliance member in Guangzhou, China. His outstanding organizational and marketing expertise was instrumental to the success of the Gala Show, and the charity fund raised RMB2 million from the show. In 2006, Mr. Zhan organized and produced the 2006 New Year Celebration Concert, Sound of the Spirit, in Shenyang, capital city of Liaoning province in China. The symphony concert was the hot topic of the media and gained the full support from the local government.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On February 10, 2012 the majority shareholder of the company, Mr. Guoqiang Zhan approved the immediate resignation and removal of all Officers of the Registrant, effective immediately, and the resignation and removal of all Directors of the Registrant effective on the tenth day following our mailing of the Information Statement to our stockholders, which will be mailed on or about February 20, 2012. The removal of all of the Officers and Directors of the Registrant was in connection with the foreclosure on the collateral shares mentioned above.

On the same date, Mr. Guoqiang Zhan approved his own appointment as President, Treasurer, Secretary and Principle Financial Officer of the Registrant effective immediately and approved his appointment to the position of Chairman and sole Director of the Registrant effective on the tenth day following our mailing of the Information Statement to our stockholders.

On February 10, 2012 there were 26,767,798 issued and outstanding shares of par value $.0001 Common Stock and 870,000 shares of Preferred Stock par value $0001. Each share of Common Stock entitles the holder thereof to one vote on each matter that may come before a meeting of the shareholders and each share of Preferred Stock entitles the holder thereof to fifty votes on each matter that may come before a meeting of the shareholders.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information, as of February 10, 2012 concerning shares of common and preferred stock of the Company, held by (1) each shareholder known by the Registrant to own beneficially more than five percent of the common stock, (2) each director of the Registrant, (3) each executive officer of the Registrant, and (4) all directors and executive officers of the Registrant as a group. The percentage of shares beneficially owned is based on their having been 26,767,798 shares of Common Stock and 870,000 shares of Preferred Stock outstanding as of February 10, 2012.

IMAGE OMITTED	IMAGE OMITTED	IMAGE OMITTED
Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership	Percentage of Common and Preferred Stock(2)
Zhan, Guo Qiang 16 Naner Street, Wanshou Road, Suite 602, Haizhu District, Guangzhou, P. R. China	Common 2,500,000 Preferred 778,000	58.92%
Guo, Yan Bin 16 Naner Street, Wanshou Road, Suite 602 Haizhu District, Guangzhou, P. R. China	10,000,000	14.23%
Yan Chang Ping Room 1301,13/F, CRE buildings, 303 Hennessy Road, Wanchai, HongKong	10,079,032	14.34%
All directors and executive officers as a group (person)

(1)	Unless otherwise indicated in the footnotes to the table, each shareholder shown on the table has sole voting and investment power with respect to the shares beneficially owned by him or it.
(2)	Based on 70,267,798 votes of Common and Preferred Stock outstanding.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

None

(3)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA EDUCATION TECHNOLOGY, INC. (Registrant)

Date: February 10, 2012	By:	/s/ Guoqiang Zhan
Guoqiang Zhan President